UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ABVC BIOPHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ABVC BIOPHARMA, INC.
44370 Old Warm Springs Blvd., Fremont, CA 94538

NOTICE OF 2025 Annual MEETING OF SHAREHOLDERS

To the Shareholders of ABVC BioPharma, Inc.:

You are cordially invited to attend the 2025 annual shareholder meeting of ABVC BioPharma, Inc. (the “Company” or “ABVC”) to be held on June 3, 2025 at 10:00 a.m. EST, as a virtual electronic meeting using a Zoom video webinar (the “Meeting”). The Meeting will be held virtually via the Internet only with no physical in-person meeting excluding the Board of Directors (the “Board”). Technology will be incorporated into the 2025 Meeting to increase efficiency and provide for stockholder participation. In addition to on-line attendance, stockholders can hear all portions of the 2025 Meeting, submit written questions during the 2025 Meeting and listen to live responses to stockholder questions.

To attend the virtual Meeting, go to the Zoom link below:

[   ]

After you register with your name and email address, so that we can log attendees, you will be taken into the waiting room until the meeting begins.

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ABVC BioPharma, Inc. (the “Company” ) for use at the Meeting and at all adjournments and postponements thereof. The Meeting will be held on June 3, 2025, at 10:00 a.m. EST, to consider and vote upon the following proposals:

1.	To re-elect Eugene Jiang, Dr. T.S. Jiang, Dr. Tsang Ming Jiang, Norimi Sakamoto, Yen-Hsin Chou, Dr. Chang-Jen Jiang, Hsin-Hui Miao, Yoshinobu Odaira, Che-Wei Hsu, Shuling Jiang and Yu-Min Chung (the “Current Director Nominees” ) to serve on the Company’s Board of Directors (the “Board”) until the next annual shareholders meeting and until their successors are duly elected and qualified;

2	To ratify the selection of Simon & Edward, LLP (“S&E”) as our independent auditor to audit the financial statements for the fiscal year ending on December 31, 2025;

3.	A proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the entry into an agreement to purchase land owned by one of our directors, Shuling Jiang (“Shuling”) and to purchase such land at the aggregate purchase price of $2,962,232, to be paid via the issuance of shares of our common stock at the rate of $1.00 per share and warrants to purchase shares of common stock, which may result in the issuance of an amount of shares of common stock equal to or in excess of 20% of our common stock outstanding on the date of the Agreement, and which constitutes a related party transaction (the “Land Proposal”).

4.	A proposal to approve an increase in the company’s Amended and Restated 2016 Equity Incentive Plan (the “Plan”) up to a maximum of 15% of the number of issued and outstanding shares on the date of the Meeting and permit the automatic increase of such shares available under the Plan, on January 1 of each year, by that number of shares equal to 5% of the number of shares of common stock issued and outstanding on the immediately preceding December 31, commencing on January 1, 2026 and ending with the year that the additional number of shares equals 15% of the number of shares of common stock issued and outstanding as of December 31 of the previous year (the “Plan Proposal”).

5.	A proposal to approve an amendment to the Company’s Articles of Incorporation (as amended, the “AOI”), in substantially the form attached to the accompanying proxy statement as Annex B, to effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par value $0.001 per share (“Common Stock”) at a ratio of up to one-for-twenty eight, with the final ratio and exact timing to be determined at the discretion of the Board of Directors and included in a public announcement, subject to the authority of the Board of Directors to abandon such amendment (the “Reverse Split Proposal”).

6.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES LISTED ABOVE AND “FOR” EACH OF THE OTHER PROPOSALS.

Holders of record of the Company’s Common Stock at the close of business on April 28, 2025 (the “Record Date”) will be entitled to notice of, and to vote at, this Meeting and any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote.

Your vote is important, regardless of the number of shares you own. Due to the virtual nature of the Meeting, you are urged to vote in favor of each of the proposals by so indicating on the enclosed Proxy and by signing and returning the enclosed Proxy as promptly as possible, before 11:59 p.m. EST on June 2, 2025, whether or not you plan to attend the Meeting virtually. The enclosed Proxy is solicited by the Company’s Board of Directors. Any shareholder giving a Proxy may revoke it prior to the time it is voted by notifying the Secretary, in writing, to that effect, by filing with him/her a later dated Proxy. You will not be able to vote at the Meeting; therefore, it is strongly recommended that you complete the enclosed proxy card before 11:59 p.m. EST on June 2, 2025, to ensure that your shares will be represented at this Meeting.

A complete list of Shareholders of record entitled to vote at this Meeting will be available for ten days before this Meeting at the principal executive office of the Company for inspection by Shareholders during ordinary business hours for any purpose germane to this Meeting.

Whether or not you plan to attend the annual meeting, we urge you to read this notice carefully and to vote your shares. Your vote is very important. If you are a registered shareholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the annual meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals to be considered at the annual meeting.

I want to thank all of our shareholders as we look forward to what we believe will be an exciting future for our business.

We strongly encourage you to vote by proxy as described in the Proxy Statement so that your vote can be counted.

This notice and the enclosed proxy statement are first being mailed to Shareholders on or about May 9, 2025.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

By Order of the Board,

/s/ Uttam Patil
Uttam Patil
Chief Executive Officer
May 9, 2025

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” ALL OF THE NOMINEES LISTED ABOVE AND “FOR” EACH OF THE OTHER PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Shareholder Meeting to Be Held at 10:00 a.m. EST on
June 3, 2025

The Notice of Annual Meeting, proxy statement, Annual Report on Form 10-K for year ended December 31, 2024 (the “2024 Annual Report”) are available at www.proxyvote.com.

i

ABVC BioPharma, Inc.
PROXY STATEMENT

2025 ANNUAL MEETING OF SHAREHOLDERS
to be held on June 3, 2025, at 10:00 a.m. Eastern Standard Time

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This notice provides some details about the proposals on which our Board would like you, as a stockholder, to vote at the Meeting, which will take place at 10:00 a.m. EST, on Tuesday, June 3, 2025 via the Zoom link below. The Meeting will be held virtually via the Internet only with no physical in-person meeting except the Board of Directors. In addition to on-line attendance, shareholders can hear all portions of the Meeting, submit written questions during the Meeting and listen to live responses to shareholder questions.

To attend the virtual Meeting via Zoom, go to the link below:

[    ]

After you register with your name and email address, so that we can log attendees, you will be taken into the waiting room until the meeting begins.

We recommend you log in at least 15 minutes before the Meeting to ensure you are logged in when the meeting starts.

Shareholders are being asked to consider and vote upon proposals to (i) re-elect the Current Director Nominees to the Board to serve one-year terms, (ii) ratify the selection of S&E as our independent registered public accounting firm for 2025, (iii) approve the issuance of shares of our common stock to a related party, which may be in an amount equal to or in excess of 20% of our common stock outstanding immediately prior to the issuance of such shares (the “Land Proposal”); (iv) approve an increase in the shares authorized under the company’s Equity Incentive Plan; (v) approve a reverse stock split; and (vi) transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

This proxy statement also gives you information on the proposals so that you can make an informed decision. You should read it carefully. Your vote is important. You are encouraged to submit your proxy card as soon as possible after carefully reviewing this proxy statement.

In this proxy statement, we refer to ABVC BioPharma, Inc. as the “Company”, “we”, “us” or “our.”

Who can vote at this Meeting?

Shareholders who owned shares of our common stock, $0.001 par value per share (the “Common Stock”) on April 28, 2025 (the “Record Date”) may attend and vote at this Meeting. There were [    ] shares of Common Stock outstanding on the Record Date. All shares of Common Stock shall have one vote per share. Information about the stockholdings of our directors, executive officers and significant Shareholders is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management” beginning on page [    ] of this proxy statement.

What is the proxy card?

The card enables you to appoint Uttam Patil as your representative at this Meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at this Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend this Meeting. Even if you plan to attend this Meeting, it is strongly recommended to complete and return your proxy card before 11:59 p.m. EST on June 2, 2025, in case your plans change. If a proposal comes up for vote at this Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

How does the Board recommend that I vote?

Our Board unanimously recommends that stockholders vote “FOR” each of the Director Nominees listed in proposal No. 1 and “FOR” each of the other proposals.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Certain of our Shareholders hold their shares in an account at a brokerage firm, bank, or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record/Registered Shareholders

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Vstock Transfer, you are a “Shareholder of record” and we are sending these proxy materials directly to you. As the Shareholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us. Whether or not you plan to attend the Meeting, please complete, date, and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the Shareholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the Shareholder of record, you may not vote these shares in person unless you receive a valid proxy from your brokerage firm, bank, or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank, or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement.

How do I vote?

If you were a stockholder of record of the common stock on the Record Date, you may vote in any of the methods described below. Each share of common stock entitles the holder thereof to one vote on the applicable proposals.

You may vote in one of three ways:

●	Over the Internet

If your shares are registered in your name: Vote your shares over the Internet by accessing the proxy online voting website at: www.proxyvote.com and following the on-screen instructions. You will need the control numbers that appear on your proxy card when you access the web page.

If your shares are held in the name of a broker, bank, or other nominee: Vote your shares over the Internet by following the voting instructions that you receive from such broker, bank or other nominee.

●	By Telephone

If your shares are registered in your name: Vote your shares over the telephone by accessing the telephone voting system toll-free at 1-800-690-6903 in the United States and from foreign countries using any touch-tone telephone and following the telephone voting instructions. The telephone instructions will lead you through the voting process. You will need the Company number, account and control numbers that appear on your proxy card.

●	By Mail

Vote by signing and dating the proxy card(s) and returning the card(s) in the prepaid envelope.

If we receive your proxy card prior to this Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

i.	as you instruct; and

ii.	according to the best judgment of the appointed Proxy if a proposal comes up for a vote at this Meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted FOR each of the five proposals included in this Proxy Statement and according to the best judgment of Dr. Patil if a proposal comes up for a vote at the Meeting that is not on the proxy card.

If I plan on attending the Meeting, should I return my proxy card?

Yes. Whether or not you plan to attend the Meeting, after carefully reading and considering the information contained in this proxy statement, please complete, and sign your proxy card. Then return the proxy card in the pre-addressed, postage-paid envelope provided herewith as soon as possible, but prior to 11:59 p.m. EST on June 2, 2025, so your shares may be represented at the Meeting. There will not be any voting at the Meeting.

May I change my mind after I return my proxy?

Yes. You may revoke your proxy and change your vote at any time before the polls close at this Meeting. You may do this by:

●	sending a written notice to the Secretary of the Company at the Company’s executive offices stating that you would like to revoke your proxy of a particular date; or

●	signing another proxy card with a later date and returning it to the Secretary before the polls close at this Meeting.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What happens if I do not indicate how to vote my proxy?

Signed and dated proxies received by the Company without an indication of how the Shareholder desires to vote on a proposal will be voted in favor of each director and proposal presented to the Shareholders.

Will my shares be voted if I do not sign and return my proxy card?

If you do not sign and return your proxy card, your shares will not be voted.

How many votes are required to elect the Director Nominees as directors of the Company?

The election of directors is based on a plurality of the votes represented at the Meeting or by proxy and entitled to vote in the election of directors at the Meeting. Abstentions and broker non-votes will have no effect on the election of directors.

How many votes are required to ratify S&E as the Company’s independent registered public accounting firm for year ending December 31, 2025?

The proposal to ratify the appointment of S&E to serve as our independent registered public accounting firm for 2025 shall be approved if the votes cast favoring the Proposal exceed the votes cast opposing the Proposal.

How many votes are required to approve the Land Proposal?

The Land Proposal shall be approved if the votes cast favoring the Land Proposal exceed the votes cast opposing the Land Proposal.

How many votes are required to approve the Plan Proposal?

The Plan Proposal shall be approved if the votes cast favoring the Plan Proposal exceed the votes cast opposing the Plan Proposal.

How many votes are required to approve the Reverse Split Proposal?

The Reverse Split Proposal shall be approved if the votes cast favoring the Reverse Split Proposal exceed the votes cast opposing the Reverse Split Proposal.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying Shareholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

Where do I find the voting results of this Meeting?

We will announce voting results at this Meeting and also file a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) reporting the voting results.

Who can help answer my questions?

You can contact Yvonne Chen at info@ambrivis.com or by sending a letter to the offices of the Company at 44370 Old Warm Springs Blvd., Fremont, CA 94538 with any questions about proposals described in this proxy statement or how to execute your vote.

WHERE CAN I GET A COPY OF THE PROXY MATERIALS?

Copies of our 2024 Annual Report, including consolidated financial statements as of and for the year ended December 31, 2024, the proxy card, the Notice, and this Proxy Statement are available on our Company’s website at http://www.abvcpharma.com. The contents of that website are not a part of this Proxy Statement. If you want to receive a paper or email copy of the Company’s 2024 Annual Report, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy by contacting Yvonne Chen at: info@ambrivis.com.

THE ANNUAL MEETING

General

We are furnishing this proxy statement to you, as a shareholder of ABVC BioPharma, Inc., as part of the solicitation of proxies by our Board for use at the Meeting to be held on June 3, 2025, and any adjournment or postponement thereof. This proxy statement is first being furnished to Shareholders on or about May 9, 2025. This proxy statement provides you with information you need to know to be able to vote.

Date, Time and Place of the Meeting

The Meeting will be held virtually on June 3, 2025, at 10:00 a.m. EST, or such other date, time, and place to which the Meeting may be adjourned or postponed.

Purpose of the Meeting

At the Meeting, the Company will ask Shareholders to consider and vote upon the following proposals:

1.	To re-elect the Current Director Nominees to serve on the Company’s Board of Directors until the next annual shareholders meeting and until their successors are duly elected and qualified;

2.	To ratify the selection of S&E as our independent registered public accounting firm for year ending December 31, 2025;

3.	A proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the entry into an agreement to purchase land owned by one of our directors, Shuling Jiang (“Shuling”) and to purchase such land at the aggregate purchase price of $2,962,232, to be paid via the issuance of shares of our common stock at the rate of $1.00 per share and warrants to purchase shares of common stock, which may result in the issuance of an amount of shares of common stock equal to or in excess of 20% of our common stock outstanding on the date of the Agreement, and which constitutes a related party transaction (the “Land Proposal”).

4.	A proposal to approve an increase in the company’s Amended and Restated 2016 Equity Incentive Plan (the “Plan”) up to a maximum of 15% of the number of issued and outstanding shares on the date of the Meeting and permit the automatic increase of such shares available under the Plan, on January 1 of each year, by that number of shares equal to 5% of the number of shares of common stock issued and outstanding on the immediately preceding December 31, commencing on January 1, 2026 and ending with the year that the additional number of shares equals 15% of the number of shares of common stock issued and outstanding as of December 31, the previous year (the “Increase Proposal”).” (the “Plan Proposal”).

5.	A proposal to approve an amendment to the Company’s Articles of Incorporation (as amended, the “AOI”), in substantially the form attached to the accompanying proxy statement as Annex B, to effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par value $0.001 per share (“Common Stock”) at a ratio of up to one-for-twenty eight, with the final ratio and exact timing to be determined at the discretion of the Board of Directors and included in a public announcement, subject to the authority of the Board of Directors to abandon such amendment (the “Reverse Split Proposal”)

6.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Record Date and Voting Power

Our Board fixed the close of business on April 28, 2025, as the record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at this Meeting. As of the Record Date, there were [    ] shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote. Accordingly, a total of [    ] votes may be cast at this Meeting.

Quorum and Required Vote

A quorum of Shareholders is necessary to hold a valid meeting. The presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of at least 33.3% of the votes entitled to be cast on the matter shall constitute a quorum for the transaction of business. Abstentions and broker non-votes (i.e. shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.

Proposal No. 1 shall be decided by a plurality of the shares of common stock represented at the Meeting or by proxy and entitled to vote in the election of directors at the Meeting. Abstentions and broker non-votes will have no effect on the election of directors. Each other proposal will be approved if the votes cast favoring the proposal exceed the votes cast opposing the proposal.

Revocability of Proxies

Any proxy may be revoked by the shareholder of record giving it at any time before it is voted. A proxy may be revoked by (A) sending to our Secretary, at ABVC BioPharma, Inc., 44370 Old Warm Springs Blvd., Fremont, CA 94538, USA, either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares.

If the shares are held by the broker or bank as a nominee or agent, the beneficial owners should follow the instructions provided by their broker or bank.

Proxy Solicitation Costs

The cost of preparing, assembling, printing, and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to this Meeting, will be borne by the Company. If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors, and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Under Nevada law, the Company’s stockholders are not entitled to appraisal rights in connection with any of the proposals to be acted upon at the Meeting.

Who Can Answer Your Questions about Voting Your Shares

You can contact Yvonne Chen at info@ambrivis.com or by sending a letter to the offices of the Company at 44370 Old Warm Springs Blvd., Fremont, CA 94538, USA, with any questions about proposals described in this proxy statement or how to execute your vote.

Principal Offices

The principal executive offices of our Company are located at 44370 Old Warm Springs Blvd., Fremont, CA 94538. The Company’s telephone number at such address is 510-668-0881.

PROPOSAL NO. 1 — RE-ELECTION OF DIRECTORS

The nominees listed below have been nominated by the Corporate Governance and Nominating Committee and approved by our Board to stand for re-election as directors of the Company. Unless such authority is withheld, proxies will be voted for the election of the persons named below, each of whom has been designated as a nominee. If, for any reason, any nominee/director becomes unavailable for election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

Board Qualifications and Director Nominees

We believe that the collective skills, experiences, and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our Shareholders. While the Corporate Governance and Nominating Committee of our Board does not have any specific, minimum qualifications that must be met by each of our directors, the Corporate Governance and Nominating Committee uses a variety of criteria to evaluate the qualifications and skills necessary for each member of the Board. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing Shareholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

The Director Nominees recommended by the Board are as follows:

Name	Age	Title
Eugene Jiang	38	Chairman of the Board and Chief Business Officer (“CBO”)
Dr. Tsang Ming Jiang	63	Director
Norimi Sakamoto	53	Independent Director(2)
Yen-Hsin Chou	35	Independent Director(1)
Dr. Tsung-Shann (T.S.) Jiang	70	Chief Strategy Officer (“CSTRO”), Chief Scientific Officer (“CSO”) and Director
Dr. Chang-Jen Jiang	68	Director
Hsin-Hui Miao	59	Independent Director(1)(2)(3)
Yoshinobu Odaira	76	Independent Director(3)
Che-Wei Hsu	43	Independent Director(1)(2)(3)
Shuling Jiang	68	Director
Yu-Min (Francis) Chung	59	Independent Director

(1)	Member of Audit Committee
(2)	Member of Compensation Committee
(3)	Member of Corporate Governance and Nominating Committee

Information Regarding the Company’s Directors and the Nominees

Eugene Jiang served as our CEO and President from the Company’s inception in July 2015 until he resigned on September 15, 2017. He remains the Chairman of the Board. He also serves as our CBO since September 2019 and serves as the CBO of BioKey, Inc. Since March 13, 2025, Eugene Jiang was appointed as AiBtl’s Chief Financial Officer. Since 2019. Mr. Jiang also serves as Director for BioLite Incorporation since June 2015 and as Director for BioFirst Corp. since 2012. He also serves as CEO for Genepro Investment Company since March 2010. Mr. Jiang obtained a PMBA degree from National Taiwan University in 2017 and an EMBA degree from the University of Texas in Arrington in 2010. And in 2009, Mr. Jiang received a bachelor’s degree in Physical Education from Fu-Jen Catholic University.

Dr. T.S. Jiang, has served as the Company’s Chief Strategy Officer since September 2019. Since March 13, 2025, Dr. Jiang was also appointed as AiBtl’s Chief Strategy Officer. Dr. Jiang serves as the CEO of Biokey, Inc. since December 2021, as a director of BioFirst Corp. since 2013,  and has been the CEO and chairman of BioLite, Inc., a subsidiary of BioLite BVI, Inc., since January 2010. Prior to BioLite, Dr. Jiang served as the president and/or chairman of multiple biotech companies in Taiwan, including PhytoHealth Corporation from 1998 to 2009 and AmCad BioMed Corporation from 2008 to 2009. In addition, Dr. Jiang is a director on various biotech associations, such as the Taiwan Bio Industry Organization (Taiwan) from 2006 to 2008 and the Chinese Herbs and Biotech Development Association in Taiwan from 2003 to 2006. Dr. Jiang was an assistant professor at University of Illinois from 1981 to 1987 and an associate professor at Rutgers, the State University of New Jersey from 1987 to 1990 and served as a professor at a few Taiwanese universities during a period from 1990 to 1993, such as National Taiwan University, National Cheng Kung University and Tunghai University. Dr. Jiang obtained his bachelor degree in Engineering and Chemical Engineering from National Taiwan University in Taiwan in 1976, masters and Ph.D. from Northwestern University in the U.S. in 1981 and Executive Master of Business Administration (“EMBA”) from National Taiwan University in Taiwan in 2007. As a successful entrepreneur, Dr. Jiang has developed and commercialized PG2 Lyo Injection, a new drug to treat cancer related fatigue. From 1998 to 2009, Dr. T. S. Jiang served as President of Phyto Health Corporation where he led a project team to develop PG2 Injectable. This product was extracted, isolated and purified from a type of Traditional Chinese Medicine. PG2 Injection was intended for cancer patients who had trouble recovering from severe fatigue. Dr. Jiang oversaw and managed the R&D department, daily corporate operations and business of Phyto Health Corporation when he was the President. PG2 Lyo Injection received approval on its NDA from Taiwan Food and Drug Administration in 2010 and later was launched into the Taiwan market in 2012. We believe that Dr. Jiang provides leadership and technological guidance on our strategic development and operations.

Dr. Tsang Ming Jiang, has served as a director of BioFirst Corp. since 2017 and as a technical director at Supermicro Computer, Inc. since August 2022. Dr. Jiang served as a technical director at the Industrial Technology Research Institute in Taiwan from February 2017 to July 2021. Prior to joining the Industrial Technology Research Institute as a technical director, Dr. Jiang worked at the Company as chief information officer from November 2016 to January 2017, Ericsson as engineering manager from 2013 to 2016 and the Industrial Technology Research Institute as deputy director from October 2011 to February 2013. In addition, Dr. Jiang worked at several other research institutes, including University of Alaska Fairbanks, National Taiwan University and Chung Cheng University, with his research interest in cloud computing and Internet security, especially in the areas of virtualization, software-defined data centers, SDN enabled networks and big data analytics. Dr. Jiang received his Bachelor of Science in electrical engineering in 1983 and Master of Science in electrical engineering in 1984, both from National Taiwan University, and his Ph.D. in electrical engineering and computer science from University of Illinois at Chicago in 1988. Dr. Tsang Ming Jiang is a brother of Dr. Tsung-Shann Jiang, who together with his wife collectively owns 80% of Lion Arts Promotion, Inc. which has approximately 69.3% of ownership interest in the Company through YuanGene Corporation, a wholly-owned subsidiary of Lion Arts Promotion, Inc.

Dr. Chang-Jen Jiang, has served as a director of BioLite Inc. since 2013 and as a director of BioFirst Corp. since 2015. Dr. Jiang has been a pediatrician at the department of pediatrics of Eugene Women and Children Clinic since 2016. Previously, Dr. Chang-Jen worked as an attending doctor at the department of pediatrics of Keelung Hospital, the Ministry of Health and Welfare in Taiwan from 1994 to 2009. Before his position at Keelung Hospital, he was a chief doctor at the department of pediatrics, hematology and oncology of Mackay Memorial Hospital in Taiwan for three years until 1994. Dr. Chang-Jen Jiang obtained his doctor of medicine degree (the Taiwanese equivalent degree of MD) from Taipei Medical University in Taiwan in 1982 and started his career in Mackay Memorial Hospital. We believe that the Company will benefit from Dr. Jiang’s knowledge in biology and experiences in medical practice.

Norimi Sakamoto, currently serves a director at Shogun Maitake Canada Co., Ltd. from June 2016. Ms. Sakamoto served as the chief executive officer of MyLife Co., Ltd. from June 2013 to March 2020. Ms. Sakamoto started her career in 1997 from Sumitomo Corporation Hokkaido Co., Ltd. in Japan. Ms. Sakamoto received her Bachelor Degree of Arts in travel and tourism from Davis and Elkins College in 1993 and Master of Science in urban studies from the University of New Orleans in 1995.

Yen-Hsin Chou, has served as a financial specialist at Mega Bank since 2011. Ms. Chou’s responsibilities primarily include customer services and financial consultations. Ms. Chou received a Bachelor Degree in finance and economics from Yuan Ze University School of Economics in 2010.

Hsin-Hui Miao, served as counter manager at Yueh Shan Chi Cram School from August 2021 to May 2022. From August 1988 to July 2021, Ms. Miao was a kindergarten teacher and also severed as the leader of general affairs team at the affiliated high school of Tunghai University, Kindergarten Division. Ms. Miao received her Bachelor Degree of Education from Taichung University of Education in 1998.

Yoshinobu Odaira, is an entrepreneur and has founded a number of Japanese agricultural companies, including Yukiguni Maitake, our licensing partner. In 1983, Mr. Odaira established Yukiguni Maitake, which became a public company in Japan in 1994. In 2015, Bain Capital Private Equity purchased Yukiguni Maitake through a tender offer. In addition to his success with Yukiguni Maitake, Mr. Odaira served as the CEO of Yukiguni Shoji Co., Ltd. since 1988, as the CEO of Odaira Shoji Co., Ltd. from 1989 and as a director of Shogun Maitake Japan Co., Ltd. since June 1989.  In 2015, Mr. Odaira founded two new companies, Shogun Maitake Canada Co., Ltd. in Canada and Odaira Kinoko Research Co., Ltd. in Japan. Mr. Odaira has served as the CEO and director of Shogun Maitake Canada Co., Ltd. since June 2016. Mr. Odaira served as a director of BioLite Inc. from February 2019 to April 2019. Yoshinobu Odaira graduated from the Ikazawa Junior High School in 1963. We believe that we will benefit from Mr. Odaira’s successful business experience.

Che-Wei Hsu, is currently employed as a clerk by Chunghwa Post Co., Ltd. since August 2016; previously she was a teacher in a Junior High School. Ms. Hsu received a Bachelor Degree from Tunghai University School of Chinese Literature in 2004.

Shuling Jiang, has served as a director for various companies, including BioLite, Inc. and BioFirst Corp, since 2017 and started to serve as Managing Director for Biokey, Inc. in 2022. Ms. Jiang received a Bachelor Degree from National Taiwan Normal University School of Music in 1978 and a Master Degree from Northwestern University School of Music in 1983.

Yu-Min (Francis) Chung, was a Partner at Maxpro Ventures, an investment firm in Taiwan focused on breakthrough biomedical technology companies, from July 2018 to May 2022. Prior to that, he served as Vice President at TaiAn Technology, which is a biotechnology service company and a management company for biotechnology venture capital funds in Taiwan, from June 2016 to June 2018. Mr. Chung received his Bachelor’s Degree of Science in Chemistry from National Taiwan University in 1987, Master’s Degree in Business Administration from National Taiwan University in 2006, and Ph.D. in Pharmacy from University of Iowa in 1995.

Vote Required

The director nominees shall be elected by a plurality of the total votes properly cast electronically or by proxy at the Meeting by the holders of common stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the election to the Board of all of the nominees described in this Proposal No. 1.

Executive Officers

On March 5, 2025, Leeds Chow notified the Company of his resignation as CFO. While the Company is looking for a full-time Chief Financial Officer to fill the vacancy created by Leeds Chow’s resignation, the Company’s CEO, Uttam Patil will serve as the interim Chief Financial Officer of the Company.

The following table sets forth as of the date of this report, the name, age, and position of each executive officer.

Name	Age	Title
Dr. Tsung-Shann (T.S.) Jiang	69	Chief Strategy Officer (“CSTRO”), Chief Scientific Officer (“CSO”) and Director
Dr. Uttam Patil	38	Chief Executive Officer (“CEO”), Interim Chief Financial Officer (“CFO”)

Set forth below is certain biographical information regarding each of our officers, that is not also a director, as of the date hereof.

Dr. Uttam Patil, CEO, was appointed as the Company’s Chief Executive Officer on June 21, 2023; he now serves as interim CFO too. Since March 13, 2025, Dr. Patil was also appointed as AiBtl’s co-CEO. Dr. Patil has served as the Chief Operating and Scientific Officer of the Company’s subsidiary, BioKey, Inc. since May 2023; he also works for Rgene Corporation (a related party), as the R&D Manager since May 2023, after being promoted from Project Manager, to which he serves from August 2022 to May 2023. Prior to that, Dr. Patil was a Post-Doctoral Research Fellow at NTNU from March 2020 to July 2022. In 2019, Dr. Patil received the “Platinum Award” for an Oral Presentation on the topic, “Nucleobase Functionalized Single-Walled Carbon Nanotubes Hybridization with Single-Stranded DNA” at a Workshop on Organic Chemistry for Junior Chemists held in South Korea. Dr. Patil received his Ph.D. in Chemistry from National Tsing Hua University and a Masters in Analytical Chemistry from Pune University, as well as a Bachelors in industrial chemistry from Pune University.

Corporate Governance

Director Independence

The NASDAQ Rules require that a majority of the Board be independent. The Board consists of 11 directors, of which nine are non-management directors. Each year the Board reviews the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. No member of the Board has any relationship or arrangement that would require disclosure under Item 404 of Regulation S-K. For additional information see “Certain Relationships and Related-Party Transactions” in this report. Based on this review, the Board has determined that the following current directors are “independent directors” as defined by the NASDAQ Rules: Messrs. Odaira and Chung and Mses. Sakamoto, Chou and Miao.

Each director who is a member of the Audit and Finance Committee, Compensation Committee and Nominating and Corporate Governance Committee is an independent director.

Family Relationships

There are no family relationships among the executive officers and directors of the Company, except that Dr. Tsang Ming Jiang, Dr. Tsung-Shann Jiang and Dr. Chang-Jen Jiang are brothers, Mr. Eugene Jiang is Dr. Tsung-Shann Jiang’s son, and the marital relationship between Yoshinobu Odaira and Norimi Sakamoto and between Shuling Jiang and Dr. Jiang.

Board Committees

Audit Committee. The Audit Committee of the Board of Directors currently consists of Ms. Chou, Yen-Hsin (Chair), Ms. Miao, Hsin-Hui, and Ms. Hsu, Che-Wei. The functions of the Audit Committee include the retention of our independent registered public accounting firm, reviewing and approving the planned scope, proposed fee arrangements and results of the Company’s annual audit, reviewing the adequacy of the Company’s accounting and financial controls and reviewing the independence of the Company’s independent registered public accounting firm. The Board has determined that Ms. Chou, Ms. Miao and Ms. Hsu are each an “independent director” under the listing standards of The NASDAQ Stock Market. The Board of Directors has also determined Ms. Chou is an “audit committee financial expert” within the applicable definition of the SEC. The Audit Committee is governed by a written charter approved by the Board of Directors, a copy of which is available on our website at www.abvcpharma.com. Information contained on our website are not incorporated by reference into and do not form any part of this reports. We have included the website address as a factual reference and do not intend it to be an active link to the website.

Compensation Committee. The Compensation Committee of the Board of Directors currently consists of Ms. Norimi Sakamoto (Chair), Ms. Miao, Hsin-Hui, and Ms. Hsu, Che-Wei. The functions of the Compensation Committee include the approval of the compensation offered to our executive officers and recommending to the full Board of Directors the compensation to be offered to our directors, including our Chairman. The Board has determined that Ms. Sakamoto, Ms. Miao and Ms. Hsu are each an “independent director” under the listing standards of The NASDAQ Stock Market LLC. In addition, the members of the Compensation Committee qualify as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act and as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee is governed by a written charter approved by the Board of Directors, a copy of which is available on our website at www.abvcpharma.com. Information contained on our website are not incorporated by reference into and do not form any part of this report. We have included the website address as a factual reference and do not intend it to be an active link to the website.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee of the Board of Directors consists of Mr. Yoshinobu Odaira (Chair), Ms. Miao, Hsin-Hui, and Ms. Hsu, Che-Wei, each of whom is an independent director under Nasdaq’s listing standards. The corporate governance and nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The corporate governance and nominating committee considers persons identified by its members, management, shareholders, investment bankers and others.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in the Corporate Governance and Nominating Committee Charter, generally provide that persons to be nominated:

●	should have demonstrated notable or significant achievements in business, education or public service;

●	should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

●	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

The corporate governance and nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The board of directors will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws. The nominating committee does not distinguish among nominees recommended by shareholders and other persons.

Board Leadership Structure and Role in Risk Oversight

We have two separate individuals serving as our CEO and Chairman. Our Board of Directors, or the Board, is primarily responsible for overseeing our risk management processes on behalf of our company. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our company’s assessment of risks. In addition, the Board focuses on the most significant risks facing our company and our company’s general risk management strategy, and also ensures that risks undertaken by our company are consistent with the board’s appetite for risk. While the Board oversees our company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our board leadership structure supports this approach.

EXECUTIVE COMPENSATION

The following tables set forth, for each of the last two completed fiscal years of us, the total compensation awarded to, earned by or paid to any person who was a principal executive officer during the preceding fiscal year and every other highest compensated executive officers earning more than $100,000 during the last fiscal year (together, the “Named Executive Officers”). The tables set forth below reflect the compensation of the Named Executive Officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(7)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Uttam Patil (1)	2042	-		107,623	-				107,623
	2023	-		-	-				-

Leeds Chow (2)	2024	33,968		76,873	-				110,571
	2023	180,000			-				180,000

Tsung-Shann Jiang (3)	2024	200,000		153,746	-				353,746
	2023	200,000			-				200,000

Richard Chi-Hsin King (4)	2024	90,556			-				90,556
	2023	90,556			-				90,556

Eugene Jiang (5)	2024	200,000		215,244	-				415,244
	2023	200,000			-				200,000

Chihliang An (6)	2024	-							-
	2023

(1)	Dr. Doong was appointed as the CEO on September 15, 2017. Dr. Doong later resigned from his position as the Company’s CEO on June 21, 2023. The Company’s board of directors appointed Dr. Uttam Patil to replace Dr. Doong as the Company’s CEO.

(2)	Mr. Chow was appointed as the CFO on September 4, 2022 and resigned on March 5, 2025.

(3)	Dr. Jiang was appointed as the CSTRO on September 1, 2019. Dr. Jiang was also appointed as the Company’s CSO on June 15, 2023, to replace Dr. King, who resigned from his position as CSO.

(4)	Dr. King was appointed as the CSO on September 15, 2017. Dr. King later resigned from his position as the Company’s CSO on June 15, 2023. The Company’s board of directors appointed Dr. Jiang to replace Dr. King as the Company’s CSO.

(5)	Eugene Jiang was appointed as CBO on September 1, 2019.

(6)	Mr. An resigned from his positions as the Company’s CFO on September 4, 2022.

Narrative Disclosure to Summary Compensation Table

Other than set out below, there are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive share options at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that share options may be granted at the discretion of our board of directors.

Stock Option Plan

Our board approved and adopted the Amended and Restated 2016 Equity Incentive Plan on September 12, 2020 (the “Plan”), a copy of which is attached hereto as exhibit 10.17.

Grants of Plan-Based Awards

On April 16, 2022, the Company entered into stock option agreements with 5 directors, pursuant to which the Company granted options to purchase an aggregate of 76,190 shares (post-split) of common stock under the Plan, as amended, at an exercise price of $30.0 per share (post-split). The options were vested at the grant date and become exercisable for 10 years from the grant date.

As of the Record Date, we have granted options under the Plan that can be exercised for an aggregate of [258,710] shares of Common Stock.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes outstanding unexercised options, unvested stocks and equity incentive plan awards held by each of our named executive officers, as of December 31, 2024:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

OPTION AWARDS*						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Options Exercise Prices ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Been Issued (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Been Issued ($)
Howard Doong	8,572	1,071	-	20.0	Nov 20, 2031	-	-	-	-
	40,000	-	-	30.0	Oct 15, 2032
	15,238	-	-	30.0	Apr 16, 2033

Chihliang An	5,476	952	-	20.0	Nov 20, 2031
	23,333	-	-	30.0	Oct 15, 2032
	15,238	-	-	30.0	Apr 16, 2033

Tsung-Shann Jiang	3,411	-	-	20.0	Nov 20, 2031
	3,000	-	-	30.0	Oct 15, 2032
	15,238	-	-	30.0	Apr 16, 2033

Richard Chi-Hsin King	8,214	1,429	-	20.0	Nov 20, 2031
	31,667	-	-	30.0	Oct 15, 2032
	15,238	-	-	30.0	Apr 16, 2033

Eugene Jiang	7,242	1,219	-	20.0	Nov 20, 2031
	3,000	-	-	30.0	Oct 15, 2032
	15,238	-	-	30.0	Apr 16, 2033

Uttam Patil	-	-	-	-	-

*	All number of options and exercise prices are adjusted for 1:10 reverse stock split in 2023.

Compensation of Directors

We did not pay stock options to directors in fiscal year 2024.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Employment Contracts

Dr. Uttam Patil has entered into an employment agreement (“Patil Employment Agreement”) with the Company on June 23, 2023, pursuant to which he shall receive the initial base salary by stock options in accordance with Company’s standard payroll practice. As of the date of this prospectus, Dr. Patil has yet to receive any stock options.

On September 4, 2022, the Board appointed Mr. Leeds Chow as the Company’s Chief Financial Officer (“CFO”) and Principal Accounting Officer effective from September 4, 2022 for a term of 3 years. On March 5, 2025, Mr. Chow resigned as CFO.

We maintain an employment agreement with Dr. Chi-Hsin Richard King (“King Employment Agreement”), pursuant to which he shall receive an annual base salary of $50,000. As of December 31, 2017, we paid Mr. King 10,416 shares of the Company’s common stock at a per share price of $1.60 as opposed to cash compensation. Under King Employment Agreement, Dr. King is employed as the CSO of the Company. We may terminate the employment for cause, at any time, without notice or remuneration, for certain acts of the executive officer, such as conviction or plea of guilty to a felony or grossly negligent or dishonest acts to our detriment, or misconduct or a failure to perform agreed duties. In such case, the executive officer will not be entitled to receive payment of any severance benefits or other amounts by reason of the termination, and the executive officer’s right to all other benefits will terminate, except as required by any applicable law. We may also terminate an executive officer’s employment without cause upon one-month advance written notice. In such case of termination by us, we are required to provide compensation to the executive officer, including severance pay equal to 12 months of base salary. The executive officer may terminate the employment at any time with a one-month advance written notice if there is any significant change in the executive officer’s duties and responsibilities or a material reduction in the executive officer’s annual salary. In such case, the executive officer will be entitled to receive compensation equivalent to 12 months of the executive officer’s base salary. On August 21, 2019, all of the Board members present at the Meeting, unanimously reelected Dr. Richard King as the Chief Scientific Officer (“CSO”), which became effective on September 1, 2019 for a term of three years.   On June 13, 2023, Dr. Richard King resigned from his position as the CSO after being related in 2022. The Company’s board of directors appointed Dr. Jiang to replace Dr. Richard King as the CSO.

On August 21, 2019, all of the Board members present at the Meeting, except Eugene Jiang, appointed Mr. Eugene Jiang, the current Chairman of the Board, as the Chief Business Officer, effective since September 1, 2019 for a term of three years.  Mr. Eugene Jiang excused himself from the discussion regarding his appointment as the Chief Business Officer of the Company during the Board meeting. Mr. Jiang was reelcted in 2022 and he contract was renewed for another three years.

On August 21, 2019, all of the Board members present at the Meeting, except Dr. Tsung-Shann Jiang, reelected Dr. Tsung-Shann Jiang as the Chief Strategy Officer, effective since September 1, 2019 for a term of three years. Dr. Tsung-Shann Jiang excused himself from the discussion regarding his appointment as the Chief Strategy Officer of the Company during the Board meeting. Dr. Jiang was reelected in 2022 and the contract was renewed for another three years.

Disclosure of Registrant’s Action to Recover Erroneously Awarded Compensation

In response to Item 402(w) of Regulation S-K, there was no time during or after the last completed fiscal year that the Company was required to either prepare an accounting restatement that required recovery of erroneously awarded compensation pursuant to the Company’s compensation recovery policy, or had an outstanding balance as of the end of the last completed fiscal year of erroneously awarded compensation to be recovered from the application of the policy to a prior restatement.

2024 POLICIES AND PRACTICES RELATED TO THE GRANT OF CERTAIN EQUITY AWARDS

In response to Item 402(x)(1) of Regulation S-K, the Company does not grant new awards of stock options, stock appreciation rights, or similar option-like instruments within four business days before or one business day after the release of a Form 10-Q, 10-K, or 8-K that discloses material nonpublic information (MNPI). Accordingly, the Company has no specific policy or practice on the timing of awards of such options in relation to the disclosure of material nonpublic information by the Company. In the event the Company determines to grant new awards of such options, the Board will evaluate the appropriate steps to take in relation to the foregoing.

SECURITY OWENERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Beneficial Owners

The following table sets forth certain information regarding beneficial ownership of our common stock as of April 28, 2025 (i) each person (or group of affiliated persons) who is known by us to own more than five percent (5%) of the outstanding shares of our common stock, (ii) each director, executive officer and director nominee, and (iii) all of our directors, executive officers and director nominees as a group.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days of the date of the respective table. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of the date of the respective table is deemed to be outstanding for such person, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

Unless otherwise noted, the business address of each beneficial owner listed is 44370 Old Warm Springs Blvd., Fremont, CA 94538. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent that power may be shared with a spouse.

As of April 28, 2025, we had [    ] shares of common stock issued and outstanding.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Dr. Uttam Patil	[ ]	[ ]	%
Eugene Jiang	[ ]	[ ]	%
Yen-Hsin Chou	[ ]	[ ]	%
Hsin-Hui Miao	[ ]	[ ]	%
Dr. Tsang-Ming Jiang	[ ]	[ ]	%
Norimi Sakamoto	[ ]	[ ]	%
Dr. Tsung-Shann Jiang	[ ]	[ ]	%
Dr. Chang-Jen Jiang	[ ]	[ ]	%
Yoshinobu Odaira	[ ]	[ ]	%
Che-Wei Hsu	[ ]	[ ]	%
Shuling Jiang	[ ]	[ ]	%
Yu-Min Chung	[ ]	[ ]	%
All officers and directors as a group (Twelve (12) persons)	[ ]	[ ]	%
YuanGene Corporation	[ ]	[ ]	%

*	less than 1%.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, DIRECTOR INDEPENDENCE

Except as disclosed herein, no director, executive officer, shareholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since January 1, 2022, in which the amount involved in the transaction exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last two completed fiscal years.

Since March 13, 2025, the following officers and directors of the Company were appointed to the following positions at AiBtl: Eugene Jiang as AiBtl’s Chief Financial Officer, Uttam Patil as AiBtl’s co-CEO and T.S. Jiang as AiBtl’s Chief Strategy Officer.

Clinical Development Service Agreement with Rgene Corporation

On June 10, 2022, the Company expanded its co-development partnership with Rgene. BioKey, Inc. entered into a Clinical Development Service Agreement with Rgene (“Service Agreement”) to guide certain Rgene drug products, RGC-1501 for the treatment of Non-Small Cell Lung Cancer (NSCLC), RGC-1502 for the treatment of pancreatic cancer and RGC 1503 for the treatment of colorectal cancer patients, through completion of Phase II clinical studies under U.S. FDA IND regulatory requirements (the “Rgene Studies”). The Service Agreement shall remain in effect until the expiration date of the last patent and automatically renew for 5 more years unless terminated earlier by either party with six months written notice. Under the terms of the Service Agreement, BioKey is eligible to receive payments totaling up to $3.0 million over a 3-year period with each payment amount to be determined by certain regulatory milestones obtained during the agreement period.

Real Estate Purchase

On February 6, 2024, the Company entered into a definitive agreement with Shuling Jiang (“Shuling”), pursuant to which Shuling shall transfer the ownership of certain land she owns located at Taoyuan City, Taiwan (the “Land”) to the Company (the “Agreement”). Shuling is a director of the Company, is married to TS Jiang, the Company’s Chief Strategic Officer and owns approximately 15.4% of the Company’s issued and outstanding shares of common stock. On May 16, 2024, the Company’s board of directors determined that it was in the best interest of the Company and its shareholders to terminate the Agreement and not proceed with the transfer of land ownership; the Company has reconsidered this transaction, and it is the agreement at issue in the Land Proposal. The shares originally issued were returned and the warrants were not issued.

Other related party transactions

Due from related parties:

(1)

On June 16, 2022, the Company entered into a one-year convertible loan agreement with Rgene, with a principal amount of $1,000,000 to Rgene which bears interest at 5% per annum for the use of working capital that, if fully converted, would result in ABVC owning an additional 6.4% of Rgene. The Company may convert the Note at any time into shares of Rgene’s common stock at either (i) a fixed conversion price equal to $1.00 per share or (ii) 20% discount of the stock price of the then most recent offering, whichever is lower; the conversion price is subject to adjustment as set forth in the Note. The Note includes standard events of default, as well as a cross-default provision pursuant to which a breach of the Service Agreement will trigger an event of default under the convertible note if not cured after 5 business days of written notice regarding the breach is provided.

As of December 31, 2024, and December 31, 2023, the outstanding loan balance were both $500,000; and accrued interest was $53,422 and $38,819, respectively.

As of December 31, 2024, and 2023, the Company has other receivables amounted $1,892 and $2,667, respectively, from Rgene due to daily operations.

(2)	On December 31, 2023, BioLite Taiwan entered into a loan agreement with BioFirst, with a principal amount of NTD 11,072,360 (approximately $337,707), which bears interest at 12% per annum for the use of working capital. During the year ended December 31, 2024, the Company entered into another loan agreement with BioFirst, with a principal amount of NTD 11,406,000 (approximately $347,883), which bears interest at 12% per annum for the use of working capital. As of December 31, 2024, and 2023, the outstanding loan balance were NTD 19,348,360 (approximately $588,342) and NTD 6,302,360 ($206,087), respectively; accrued interest was $53,422 and $0, respectively. The Company has received NTD 4,040,000 (approximately $126,048) repayment and expects to receive other repayment within next 12 months.

(3)

On July 1, 2020, the Company entered into a loan agreement with BioFirst (Australia) for $361,487 to properly record R&D cost and tax refund allocation based on co-development contract executed on July 24, 2017. The loan was originally set to be mature on September 30, 2021, with an interest rate of 6.5% per annum, but on September 7, 2021, the Company entered into a loan agreement with BioFirst (Australia) for $67,873 to meet its new project needs. On July 27, 2021, the Company repaid a loan 249,975 to BioFirst (Australia). On December 1, 2021, the Company entered into a loan agreement with BioFirst (Australia) for $250,000 to increase the cost for upcoming projects. The loan will be matured on November 30, 2022, with an interest rate of 6.5% per annum. In 2022, the Company entered into several loan agreements with BioFirst (Australia) for a total amount of $507,000 to increase the cost for upcoming projects.  During the first quarter of 2023, the Company entered into several loan agreements with BioFirst (Australia) for a total amount of $88,091 to increase the cost for upcoming projects. During the second quarter of 2023, the Company entered into several loan agreements with BioFirst (Australia) for a total amount of $25,500 to increase the cost for upcoming projects. All the loans period was twelve months with an interest rate of 6.5% per annum. For accounting purpose, the due from and due to related party balances was being net off. As of December 31, 2024, and 2023, the outstanding loan balances and allocated research fee were both amounted to $681,185, and accrued interest balances were both amounted $158,798.

The business conditions of BioFirst (Australia) deteriorated and, as a result, the Company recognized expected credit losses of $839,983 for the year ended December 31, 2023. The Company stopped accruing interest income recognizing such losses.

(4)	On February 24, 2015, BioLite Taiwan and BioHopeKing Corporation (the “BHK”) entered into a co-development agreement, (the “BHK Co-Development Agreement”, see Note 4). The development costs shall be shared 50/50 between BHK and the Company. Under the term of the agreement, BioLite issued relevant development cost to BHK. As of December 31, 2024 and 2023, due from BHK was both NTD 3,941,299 (approximately $120,210 and $113,516, respectively). The business conditions of BHK deteriorated and as a result, the Company recognized expected credit losses of $120,210 for the year ended December 31, 2024.

The Company’s due from related parties are subject to certain risks that our collaborative parties, including OncoX and FEYE, would face. Such risks exist in future market conditions, macro economy, legal and regulatory, results of clinical trials and product developments, and among others. As of December 31, 2024, the Company’s comprehensive review of these due from related party balances indicates that there are no expected losses except those being recognized above. This conclusion is based on the business relationships with our related parties and the absence of any significant indicators of potential default.

Due to related parties:

(1)	On April 11, 2024, May 10, 2024, August 15, 2024, and December 24, 2024, AiBtl received short-term loans from its founding shareholder, AiBtl Holding, for the principal amounts of $40,000, $60,000, $33,732, and $214,487, respectively, for the purpose of daily operations. These loans do not bear interest and are payable on demand.

(2)	Since 2019, the Jiangs advanced funds to the Company for working capital purpose. As of December 31, 2024, and 2023, the outstanding balance due to the Jiangs amounted to $274,170 and $19,789, respectively. These loans bear no interest and are due on demand.

(3)	Since 2018, the Company’s shareholders have advanced funds to the Company for working capital purpose. The advances bear interest rate around 12% per annum. As of December 31, 2024 and 2023, the outstanding principal and accrued interest was $172,112 and $152,382, respectively. Interest expenses in connection with these loans were $21,101 and $20,094 for the years ended December 31, 2024 and 2023, respectively.

(4)	As of December 31, 2024, and 2023, due to Directors amounted to $8,526 and $961, respectively, were related to the daily operating expenses in 2024 and entity setup fee in 2023 paid by the Directors of AiBtl on behalf of the entity.

Promoters and Certain Control Persons

None of our management or other control persons were “promoters” (within the meaning of Rule 405 under the Securities Act), and none of such persons took the initiative in the formation of our business or received any of our debt or equity securities or any of the proceeds from the sale of such securities in exchange for the contribution of property or services, during the last five years.

PROPOSAL NO. 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Simon &Edward, LLP (“S&E”) to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025. S&E performed the audit of our financial statements for the year ended December 31, 2024, included in our 2024 Annual Report. Since we do not anticipate holding another meeting during fiscal 2025 and to avoid the expense of holding another meeting in fiscal 2025, we are requesting shareholders to ratify the selection of S&E as our independent registered public accounting firm for the year ending December 31, 2025, now. We expect the 2025 fees and services of S&E to remain in line with past fees and services.

We are asking our Shareholders to ratify the selection of S&E as our independent registered public accounting firm. In the event our Shareholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

We have been advised by S&E that neither the firm nor any of its associates had any relationship during the last fiscal year, with our company other than the usual relationship that exists between independent registered public accountant firms and their clients. A representative of S&E is expected to attend the Meeting virtually and therefore is expected to be available to respond to any questions.

Principal Accountant Fees and Services

Various audit, audit related and non-audit services to us is as follows:

	For the Year Ended December 31,
	2024	2023
Audit Fees*	$210,000	$179,000
Audit Related Fees	15,000	50,000
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$225,000	$229,000

*	The Audit Fee in 2024 includes the reaudit of our 2023 financial statements

Audit Fees. Audit Fees consists of fees for professional services rendered by our principal accountants for the contemporaneous audit of our annual financial statements and the review of quarterly financial statements or services that are normally provided by our principal accountants in connection with statutory and regulatory filings or engagements.

Audit Related Fees. Audit Related Fees consists of fees for assurance and related services by our principal accountants that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

Tax Fees and All Other Fees. Tax Fees and All Other Fees Consists of fees for products and services provided by our principal accountants, other than the services reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above.

The policy of our audit committee and our board of directors is to pre-approve all audit and non-audit services provided by our principal auditors, including audit services, audit-related services, and other services as described above, other than those for de minimis services which are approved by the audit committee or our board of directors prior to the completion of the services.

Policies and Procedures Relating to Approval of Services by Our Independent Registered Public Accountants

The Audit Committee is solely responsible for the approval in advance of all audit and permitted non-audit services to be provided by our independent registered public accounting firms (including the fees and other terms thereof), subject to the de minimus exceptions for non-audit services provided by Section 10A(i)(1)(B) of the Exchange Act, which services are subsequently approved by the Audit Committee prior to the completion of the audit. None of the fees listed above are for services rendered pursuant to such de minimus exceptions.

The Audit Committee of our Board of Directors has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit, tax and non-audit services provided by S&E in 2024 and will do so for the audit for the fiscal year ending December 31, 2025. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. One or more independent directors serving on the Audit Committee may be delegated by the full Audit Committee to pre-approve any audit and non-audit services. Any such delegation shall be presented to the full Audit Committee at its next scheduled meeting. Pursuant to these procedures, the Audit Committee approved the foregoing audit services provided by S&E.

Changes in Registrant’s Certifying Accountant

On October 10, 2024, WWC, P.C. (“WWC”), who was serving as the Company’s independent registered public accounting firm, agreed not to renew its engagement with the Company. WWC’s voluntary decision not to renew the engagement was approved and acknowledged by the Board on October 17, 2024.

The reports of WWC on the financial statements of the Company as of June 30, 2024, and for the fiscal years ended December 31, 2023, and 2022, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, other than an explanatory paragraph regarding the substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2022, and 2023, and the subsequent interim period through June 30, 2024, there were no disagreements with WWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of WWC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. During the fiscal years ended December 31, 2022, and 2023, and the subsequent interim period through June 30, 2024, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

On October 17, 2024, the Board approved the engagement of S&E as the Company’s new independent registered public accounting firm.

During the Company’s two most recent fiscal years and the subsequent interim period through June 30, 2024, neither the Company nor anyone on its behalf consulted with S&E regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that S&E concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Vote Required

Proposal No. 2 will be approved if the votes case favoring the proposal exceed the votes cast opposing the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the ratification of S&E as independent registered public accountants as described in this Proposal No. 2.

PROPOSAL NO. 3 — TO AUTHORIZE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), THE ISSUANCE OF SHARES OF OUR COMMON STOCK TO PURCHASE CERTAIN LAND FROM A RELATED PARTY, THE AMOUNT OF WHICH MAY BE EQUAL TO OR IN EXCESS OF 20% OF OUR COMMON STOCK OUTSTANDING IMMEDIATELY PRIOR TO THE ISSUANCE OF SUCH SHARES (THE “LAND PROPOSAL”)

Purpose

Real Estate Transaction

On February 8, 2024, the Company filed a current report on Form 8-K to disclose that on February 6, 2024 (the “2024 Agreement”), it entered into a definitive agreement with Shuling Jiang (“Jiang”), pursuant to which Jiang would transfer the ownership of certain land she owns located at Taoyuan City, Taiwan (the “Land”) to the Company (the “Shuling Transaction”). Jiang is a director of the Company, is married to TS Jiang (the Company’s Chief Strategic Officer) and as of the Record Date, owns approximately [    ]% of the Company’s issued and outstanding shares of common stock. Accordingly, the transaction contemplated by the Agreement constitutes a related party transaction as defined by Item 404 of Regulation S-K. As previously disclosed, under the 2024 Agreement, consideration for the Land was set to be a combination of shares of the Company’s common stock and warrants to purchase shares of the Company’s common stock. After entering into the 2024 Agreement, NASDAQ informed the Company that they need shareholder approval to issue the shares and warrants, under Nasdaq Listing Rule 5635(d). After informing Shuling about the need for shareholder approval, Shuling agreed to return the shares to the Company until such time that shareholder approval is obtained; the warrants were never issued. On April 24, 2024, the Board unanimously approved, via written consent to cancel the shares issued to Jiang and hold a special meeting of its shareholders to approve the issuance of the shares and warrants. However, the Company then determined it was in the Company’s best interest to renegotiate the terms of the Shuling Transaction and therefore terminated the 2024 Agreement and did not hold the meeting.

The Company and Shuling have renegotiated the terms of the Shuling Transaction and seeks to enter into a new agreement (the “2025 Agreement”) regarding same, such that the Company shall purchase the land for the aggregate purchase price of $2,962,232,  to be paid via the issuance of shares of our common stock at the rate of $1.00 per share and warrants to purchase shares of common stock (“Warrants”), which may result in the issuance of an amount of shares of common stock equal to or in excess of 20% of our common stock outstanding on the date of the Agreement. Accordingly, the Company would have to issue 2,962,232 shares of common stock (the “Jiang Shares”), which represents [    ]% of the Company’s issued and outstanding shares of common stock as of the Record Date and Warrants to purchase up to 1,000,000 shares of common stock, at an exercise price of $1.00 per share (the “Warrant Shares,” together with the Jiang Shares, the “Shares”), which if fully exercised represents [    ]% of the Company’s issued and outstanding shares of common stock as of the Record Date. Therefore, if all of the Warrant Shares are issued and in addition to the [ ]% Jiang already owns, Jiang would own approximately [ ]% of our common stock, as of the Record Date.

In consideration for the Land, the Company shall also take over a bank loan in the current outstanding amount of approximately $500,000.

The Warrant will be exercisable, at the option of the holder, in whole or in part, until sixty (60) months from the date the Warrant is issued or the earlier closing of a Fundamental Transaction (as defined in the Warrant). A holder (together with its affiliates) may not exercise any portion of such holder’s Warrant to the extent that the holder would own more than 4.99% of the outstanding common stock immediately after exercise (the “Maximum Percentage”), except that if at any time the Holder Group (as defined in the Warrant) beneficially owns in excess of 4.99% of any class of equity interests in the Company that is registered under the Securities Exchange Act of 1034, as amended (excluding any interests deemed beneficially owned by virtue of the Warrant), then the Maximum Percentage shall automatically increase to 9.99% so long as the Holder Group owns in excess of 4.99% of such class of equity interests (and shall, for the avoidance of doubt, automatically decrease to 4.99% upon the Holder Group ceasing to own in excess of 4.99% of such class of equity interests).

Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock), which equals 20% or more of the Common Stock or 20% or more of the voting power outstanding immediately prior to the issuance (the “Exchange Cap”) at a price that is less than the lower of (the “Minimum Price”): (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement in connection with such transaction; or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of such binding agreement. In the case of the 2025 Agreement, the Shares are being issued and the Warrant is exercisable at $1.00 per share, which is above the Minimum Price as of the Record Date and expect to be above the Minimum Price and the 20% threshold on the date of the Meeting, since the Company plans to issue the shares the next day

Accordingly, we are seeking stockholder approval to issue the Jiang Shares, to comply with Nasdaq Listing Rule 5635(d), to issue more than 20% of our outstanding common stock to Jiang pursuant to the Agreement.

Following the issuance of the Jiang Shares, there would be an increase in the number of shares of our common stock outstanding, and, as a result, if the Warrant is also exercised, our current stockholders will own a smaller percentage of our then-outstanding shares of common stock.

Under the Nasdaq Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of us without seeking and obtaining separate stockholder approval. We are not required to obtain stockholder approval for the 2025 Agreement or issuance of Jiang Shares under Nasdaq Listing Rule 5635(b) because Jiang will only own [    ]% of our Common Stock following the issuance of the Jiang Shares as of the Record Date and the issuance shall not be deemed a change in control.   If Jiang exercises the Warrant in full, she will own an aggregate of [ ]% of our common stock, as of the Record Date. However, the Warrant contains a blocker provision that limits the number of shares which Jiang or its affiliates may be deemed to beneficially own at any time at 10.99% of the outstanding shares.

Although Nasdaq has not adopted any rule on what constitutes a “change of control” for purposes of Rule 5635(b), Nasdaq has previously indicated that the acquisition of, or right to acquire, by a single investor or affiliated investor group, as little as 20% of the common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer could constitute a change of control. Accordingly, we do not believe that this transaction would result in a change of control.

Reasons for the Real Estate Transaction

The Company seeks to acquire the Land to develop plant factories for its botanical pipeline; to grow the raw materials needed to develop the Company’s botanical drugs. The acquisition aims to establish a base for Good Agricultural Practices (GAP) fields and an integrated platform for collaboration between researchers and industry leaders. ABVC’s long term goal is to use the Land as an integrated platform for the global development of the Asian healthcare business and the medical, pharmaceutical, and biotechnology industries.

Management of the Company believes that the Land will add more value to the Company’s shareholders and facilitates the Company’s development plans. They also believe that developing the fields will enable the Company to reduce the cost of raw material purchases.

Following the pandemic, life sciences-related real estate in Asia has been considered a hot spot, according to https://www.scmp.com/presented/business/topics/apac-life-sciences-opportunities/article/3157871/life-sciences-real. According to that same article, “burgeoning demand for pharmaceuticals from a greying population; government policies to support the industry; a steady flow of mergers and acquisitions; a rising number of listings; and the expansion of R&D capacity” has led to a demand for life sciences real estate in Asia Pacific.

The acquisition of real estate assets is to develop plant factories for ABVC’s botanical pipeline strategically; ABVC hopes the property will ultimately be used as an integrated platform for the global development of the Asian healthcare business and the medical, pharmaceutical, and biotechnology industries. ABVC’s real estate investment raises the shareholders’ equity and facilitates ABVC’s drug development plan, and ABVC believes it will help generate revenue in the future.

If the Company does not obtain Shareholder Approval at the Meeting, it will continue to call a meeting as often as possible until Shareholder Approval is obtained.

Interests of Certain Persons

When you consider our Board’s recommendation to vote in favor of this proposal, you should be aware that our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. This is especially the case for Jiang and TS Jiang since Jiang is a director of the Company and is married to TS Jiang (the Company’s Chief Strategic Officer).

Potential Consequences if this Proposal is Not Approved

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the 2025 Agreement. We are only asking for approval to issue the Shares.

The failure of our stockholders to approve this Proposal will mean that we cannot issue the Jiang Shares to Jiang, we cannot permit the exercise of the Warrant for shares of common stock above the Exchange Cap and will have to endure the time and expense associated with holding a stockholder meeting until stockholder approval is obtained.

The Warrant has an initial exercise price of $1 per share. Accordingly, we would realize an aggregate of up to $2,962,232 in gross proceeds if the Warrant is exercised in full, which we cannot guarantee. If the Warrant cannot be exercised, we will not receive any such proceeds, which could adversely impact our ability to fund our operations.

No Appraisal Rights

Appraisal or dissenter rights are statutory rights under the laws of Delaware that enable stockholders who object to certain extraordinary transactions to demand that the corporation pay such stockholders the fair value of their shares instead of receiving the consideration offered to stockholders in connection with the extraordinary transaction. However, appraisal or dissenter rights are not available in all circumstances. Appraisal rights are not available to our stockholders in connection with the Land Proposal.

Further Information

The terms of the Agreement and Warrant are only briefly summarized above. For further information, please refer to the form of the Agreement and Warrant, which was filed with the SEC as exhibits to our Current Report on Form 8-K filed on [   ], and are incorporated herein by reference. The discussion herein is qualified in its entirety by reference to the filed documents.

Vote Required

Proposal No. 3 will be approved if the votes case favoring the proposal exceed the votes cast opposing the proposal.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the Land Proposal as described in this Proposal No. 3. as described in this Proposal No. 3.

PROPOSAL NO. 4 — TO APPROVE AN INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE COMPANY’S STOCK OPTION PLAN

Purpose

The Board is seeking the approval of our stockholders of an amendment to the Company’s 2016 Equity Incentive Plan, which was adopted by our Board of Directors, subject to stockholder approval (the “Amendment”).

On February 2015, we adopted the 2016 Stock Option Plan and amended it on September 12, 2020 and April 16, 2024 (as amended, the “Plan”). Pursuant to the last amendment, the number of shares available for granting awards under the Plan was increased to 1,283,002, which represented 12.15% of the then-current number of shares issued and outstanding. For the reasons explained below, the Company seeks to amend the Plan to return to the formula set forth in the original Plan regarding the number of shares available thereunder. Accordingly, the Amendment seeks to (i) immediately increase the number of shares available under the Plan by that number of shares equal to 15% of the number of shares of common stock issued and outstanding as of the date of the Annual Meeting, and (ii) include a term that causes the number of shares available under the Plan to automatically increase every January 1, by that number of shares equal to 5% of the number of shares of common stock issued and outstanding on the immediately preceding December 31, commencing with the year 2026 and ending with the year that the additional number of shares equals 15% of the number of shares of common stock issued and outstanding as of December 31 of the previous year  (the “Increase Proposal”).

There are [    ] shares issued and outstanding as of April 28, 2025. We therefore estimate, based on the shares outstanding as of the Record Date, that the Amendment would increase the number of shares available for issuance under the Plan by an additional [    ], for a total of [    ] shares available for future issuance under the Plan, until the automatic increase on January 1, 2026.

We believe that operation of the Plan is a necessary and powerful tool in enabling us to attract and retain the best available personnel for positions of substantial responsibility; to provide additional incentive to key employees, key contractors, and non-employee directors; and to promote the success of our business. The Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of such employees, contractors, and directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. We have strived to use our Plan resources effectively and to maintain an appropriate balance between stockholder interests and the ability to recruit and retain valuable employees. However, we believe there is an insufficient number of shares remaining under our Plan to meet our current and projected needs. Accordingly, it is the judgment of our Board of Directors that the Amendment is in the best interest of the Company and its stockholders. We believe that the Amendment, which increases the number of shares of Common Stock available for issuance pursuant to awards under the Plan, reflects best practices in our industry and is appropriate to permit the grant of equity awards at expected levels for the future.

Proposed Amendment

The Amendment is set forth below in italics, with removed language shown with a strike through:

SECTION 4. SHARES AVAILABLE FOR AWARDS

(a)	SHARES AVAILABLE. Subject to adjustment as provided in Section 4(b):

(i)	CALCULATION OF NUMBER OF SHARES AVAILABLE. The number of Shares available for granting Awards under the Plan shall be ~~1,899,202~~ (A) an additional number of shares equal to 15% of the current outstanding shares, plus (B) additional Shares as follows: the aggregate number of Shares available for granting Awards under the Plan shall automatically increase by a number of Shares equal to 5% of the total number of Shares outstanding on the immediately preceding December 31, commencing with the year 2026 and ending with the year that the additional number of shares equals 15% of the number of shares of common stock issued and outstanding as of December 31, the previous year. Further, if, after the effective date of the Plan, any Shares covered by an Award granted under the Plan or to which such an Award or award relates, are forfeited, or if an Award or award otherwise terminates without the delivery of Shares or of other consideration, then the Shares covered by such Award or award, or to which such Award or award relates, or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan with respect to such Award or award, to the extent of any such forfeiture or termination, shall again be, or shall become, available for granting Awards under the Plan. Notwithstanding the foregoing, to the extent that the aggregate Fair Market Value of the Shares (determined at the time of grant) with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company or Affiliates) exceeds one hundred thousand dollars ($100,000, or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Non-Qualified Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

Except for the specific Amendment, the Plan remains in force and unmodified.

If the Shareholders approve the Amendment, we will file the full text of the Plan, with the Amendment as an exhibit to a Current Report on Form 8-K that discloses the results of the Meeting.

Vote Required

Proposal No. 4 will be approved if the votes case favoring the proposal exceed the votes cast opposing the proposal.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” an increase in the number of shares authorized for issuance under the Company’s stock option plan.

PROPOSAL NO. 5 — TO APPROVE A REVERSE STOCK SPLIT

Purpose

The Board of Directors has adopted a resolution setting forth a proposed amendment to our Articles of Incorporation to effect a reverse stock split of the issued and outstanding shares of Common Stock, a copy of which is set forth in the certificate of amendment annexed to this proxy statement as Annex B, declared such amendment advisable, and is recommending that our stockholders approve, such proposed amendment. Such amendment will be effected after stockholder approval thereof only in the event the Board of Directors still deems it advisable. Holders of our Common Stock are being asked to approve the proposal that Article IV of our Articles of Incorporation be amended to effect a reverse stock split of the Common Stock at a ratio of up to one-for-twenty eight, at such time, within the twelve (12) months following the Meeting date, that the Board, in its sole discretion, deems it to be in the Company and the shareholders best interest to do so. If the Reverse Stock Split is approved by our stockholders and if a certificate of amendment is filed with the Secretary of State of the State of Nevada, the certificate of amendment to our Articles of Incorporation will effect the Reverse Stock Split by reducing the outstanding number of shares of Common Stock. If the Board of Directors does not implement an approved Reverse Stock Split prior to the one-year anniversary of the Meeting, this vote will be of no further force and effect and the Board will again seek stockholder approval before implementing any reverse stock split after that time. The Board of Directors may abandon the proposed amendment to effect the Reverse Stock Split at any time prior to its effectiveness, whether before or after stockholder approval thereof.

As of the Record Date, the Company had [    ] shares of Common Stock outstanding and 0 shares of preferred stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of up to one-for-twenty eight, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately [    ]. The Board of Directors’ decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions, existing and expected trading prices for the Common Stock, and the continued listing requirements of Nasdaq. See below for a discussion of the factors that the Board considered in determining the Reverse Stock Split Ratio range, some of which included, but was not limited to, the following: the historical trading price and trading volume of the Common Stock; the expected impact of the Reverse Stock Split on the trading market for the Common Stock in the short-term and long-term, and general market, economic conditions, and other related conditions prevailing in our industry.

The Reverse Stock Split, if effected, will not change the number of issued and outstanding shares of Preferred Stock, the authorized but unissued shares of Common Stock, or the par value of Common Stock.

Our board has requested that shareholders approve a range, as opposed to approval of a specified ratio, in order to give our board maximum discretion and flexibility to determine the split ratio based, among other factors, upon prevailing market, business and economic conditions at the time. No further action on the part of the shareholders will be required to either effect or abandon the reverse split.

Purpose of the Reverse Stock Split

The Board’s primary objective in asking for authority to effect a reverse split is to increase the per-share trading price of our Common Stock. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by our stockholders at the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split will be abandoned.

As background, on July 10, 2024, the Company received a letter from the staff at The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the 30 consecutive business days prior to the date of the letter, the Common Stock did not meet the minimum bid price of $1.00 per share required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Requirement”). The letter was only a notification of deficiency, not of imminent delisting, and had no current effect on the listing or trading of the Company’s securities on Nasdaq. In accordance with Nasdaq listing rule 5810(c)(3)(A), the Company had 180 calendar days, or until January 6, 2025 (the “Original Bid Price Compliance Period”), to regain compliance. The letter noted that to regain compliance, the Common Stock must maintain a minimum closing bid price of $1.00 for at least ten consecutive business days at any time during the Bid Price Compliance Period. In the event the Company did not regain compliance by the end of the Bid Price Compliance Period, the Company may have been eligible for additional time to regain compliance. To qualify for additional time, the Company must (i) meet the continued listing requirement for the market value of its publicly held shares and all other initial listing standards for the Nasdaq Capital Market, with the exception of the bid price requirement and (ii) provide written notice of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary. If the Company met these requirements, the Company could have been granted an additional 180 calendar days to regain compliance. The Company received a second letter from the staff at Nasdaq on January 9, 2025, notifying the Company that they had been granted an additional 180 calendar days to regain compliance, or until July 7, 2025 and that if the Company should attempt to comply with such Rule via a reverse stock split, such split must be complete no later than ten business days before July 7, 2025 to timely regain compliance. Therefore, we must complete the Reverse Stock Split on or before June 19, 2025. However, if it appears to Nasdaq that the Company will be unable to cure the deficiency, or if the Company is not otherwise eligible for the additional cure period, Nasdaq will provide written notice to the Company that its securities are subject to delisting. At that time, the Company may appeal any such delisting determination to a hearings panel.

The Board of Directors believes that the failure of stockholders to approve the Reverse Stock Split Proposal could prevent us from maintaining compliance with the Minimum Bid Price Requirement and could inhibit our ability to conduct capital raising activities, among other things. If Nasdaq delists the Common Stock, then the Common Stock would likely become traded on an over-the-counter market such as those maintained by OTC Markets Group Inc., which do not have the substantial corporate governance or quantitative listing requirements for continued trading that Nasdaq has. In that event, interest in the Common Stock may decline and certain institutions may not have the ability to trade in the Common Stock, all of which could have a material adverse effect on the liquidity or trading volume of the Common Stock. If the Common Stock becomes significantly less liquid due to delisting from Nasdaq, our stockholders may not have the ability to liquidate their investments in the Common Stock as and when desired and we believe our ability to maintain analyst coverage, attractive investor interest, and have access to capital may become significantly diminished as a result.

If the stockholders approve the Reverse Stock Split Proposal and the Board determines to implement the Reverse Stock Split, we will file a certificate of amendment to amend the existing provision of our Articles of Incorporation to effect the Reverse Stock Split. The text of the form of proposed amendment is set forth in the certificate of amendment to the Articles of Incorporation, which is annexed to this proxy statement as Annex B.

The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock and the Reverse Stock Split Ratio will be the same for all issued and outstanding shares of Common Stock. The Reverse Stock Split will affect all of our Common Stock stockholders uniformly and will not affect any stockholder’s percentage ownership interests in our company, except those stockholders who would have otherwise received fractional shares will receive the number of shares rounded up to the nearest whole number determined in the manner set forth below under the heading “Fractional Shares.” After the Reverse Stock Split, each share of the Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. The Reverse Stock Split will not affect us continuing to be subject to the periodic reporting requirements of the Exchange Act. The Reverse Stock Split is not intended to be, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of the Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares. In addition, we will not issue fractional shares in connection with the Reverse Stock Split, and stockholders who would have otherwise been entitled to receive such fractional shares will receive the number of shares determined in the manner set forth below under the heading “Fractional Shares.”

Following the effectiveness of the Reverse Stock Split, if approved by the stockholders and implemented by the Company, current stockholders will hold fewer shares of Common Stock.

If the Board decides to implement the Reverse Stock Split, the Company would communicate to the public, prior to the effective time of the Reverse Stock Split, additional details regarding the Reverse Stock Split (including the final Reverse Stock Split Ratio, as determined by the Board of Directors). By voting in favor of the Reverse Stock Split, you are also expressly authorizing the Board to determine not to proceed with, and to defer or to abandon, the Reverse Stock Split, in the Board of Director’s sole discretion. In determining whether to implement the Reverse Stock Split following receipt of stockholder approval of the Reverse Stock Split, and which Reverse Stock Split Ratio to implement, if any, the Board may consider, among other things, various factors, such as:

●	our ability to maintain our listing on the Nasdaq Capital Market;

●	the historical trading price and trading volume of the Common Stock;

●	the then-prevailing trading price and trading volume of the Common Stock and the expected impact of the Reverse Stock Split on the trading market for the Common Stock in the short and long term;

●	which Reverse Stock Split Ratio would result in the greatest overall reduction in our administrative costs; and

●	prevailing general market and economic conditions.

Reasons for the Reverse Stock Split

To increase the per share price of our Common Stock. As discussed above, the primary objective for effecting the Reverse Stock Split, should our Board choose to effect one, would be to increase the per share price of our Common Stock and regain compliance with the Nasdaq Minimum Bid Price Requirement. Our Board believes that, should the appropriate circumstances arise, effecting the Reverse Stock Split, could, among other things, help us to appeal to a broader range of investors, generate greater investor interest in the Company, and improve the perception of our Common Stock as an investment security. Our Common Stock is listed on the Nasdaq Capital Market and the failure to comply with the $1.00 minimum bid price requirement may be cured by effecting the Reverse Stock Split.

To potentially improve the liquidity of the Common Stock. A Reverse Stock Split could allow a broader range of institutions to invest in the Common Stock (namely, funds that are prohibited from buying stocks whose price is below certain thresholds), potentially increasing trading volume and liquidity of the Common Stock and potentially decreasing the volatility of the Common Stock if institutions become long-term holders of the Common Stock. A Reverse Stock Split could help increase analyst and broker interest in the Common Stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. Some investors, however, may view a Reverse Stock Split negatively since it reduces the number of shares of Common Stock available in the public market. If the Reverse Stock Split Proposal is approved and the Board believes that effecting the Reverse Stock Split is in our best interest and the best interest of our stockholders, the Board may effect the Reverse Stock Split, regardless of whether our stock is at risk of delisting from Nasdaq Capital Market, for purposes of enhancing the liquidity of the Common Stock and to facilitate capital raising.

Certain Risks Associated with the Reverse Stock Split

The reverse stock split may not increase the price of the Common Stock.

Although the Board expects that a reverse stock split will result in an increase in the price of our Common Stock, the effect of a reverse stock split cannot be predicted with certainty. Other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the stock price. As a result, there can be no assurance that the reverse stock split, if completed, will result in any of the intended benefits described above, that the stock price will increase as a result of or following the reverse stock split (or will increase in the same proportion as the final reverse stock split ratio) or that the stock price will not decrease in the future.

Moreover, a decline in the market price of the Common Stock after the reverse stock split may result in a greater percentage decline than would occur in the absence of the reverse stock split. The market price of the Common Stock is based on our performance and other factors, which are unrelated to the number of shares of Common Stock outstanding.

If the reverse stock split is implemented, the resulting per-share price may not attract institutional investors, investment funds or brokers and may not satisfy the investing guidelines of these investors or brokers, and consequently, the trading liquidity of our Common Stock may not improve.

While we believe that a higher share price may help generate investor and broker interest in the Common Stock, the reverse stock split may not result in a share price that will attract institutional investors or investment funds or satisfy the investing guidelines of institutional investors, investment funds or brokers. For example, some investors, analysts and other stock market participants have a negative perception of reverse stock splits due to: (1) the fact that the share price of some companies that have effected reverse stock splits has subsequently declined in share price and corresponding market capitalization, (2) the potential that the reduction in shares outstanding could have adversely impact the liquidity of our Common Stock; and (3) the costs associated with implementing a reverse stock split.

The reverse stock split may leave certain shareholders with “odd lots.”

The reverse stock split may result in some shareholders owning “odd lots” of fewer than 100 shares. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

The Reverse Stock Split May Decrease the Liquidity of the Common Stock.

The Board believes that the Reverse Stock Split may result in an increase in the market price of the Common Stock, which could lead to increased interest in the Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for the Common Stock.

The Reverse Stock Split May Lead to a Decrease in the Overall Market Capitalization of the Company.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of the Common Stock does not increase in proportion to the Reverse Stock Split Ratio, then our value, as measured by our market capitalization, will be reduced.

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposed amendment, except to the extent of their ownership in shares of our Common Stock and securities convertible or exercisable for Common Stock.

Procedures for Effecting the Reverse Stock Split

If our shareholders approve the Reverse Split Proposal, the Board will have discretion to determine when to effect it and how many to effect at any time on or prior to June 3, 2026, the first anniversary date of this Meeting. If implemented by the Board, the reverse stock split would become effective upon the date, as approved by the Board by Board resolution, to be the effective date of the Reverse Stock Split pursuant to the authority granted by the shareholders. The actual timing of the effective date of the Reverse Stock Split will be made by the Board at such time as the Board believes to be most advantageous to us and our shareholders.

Principal Effects of the Reverse Split

On the effective date of a reverse stock split, depending upon the final ratio the Board chooses, each such number of shares of our Common Stock issued and outstanding immediately prior to the Reverse Split on the effective date (the “Old Shares”) will automatically and without any action on the part of the stockholders be converted into one share of our Common Stock (the “New Shares”). For example, if the Board chooses to implement a 1-for-28 Reverse Split, every 28 shares of Common Stock would be combined into 1 share of Common Stock.

The Board has sole discretion to determine the final ratio that will be implemented, if at all, but we believe the following discussion is more helpful by assuming and selecting a ratio. For illustrative purposes only, in the following discussion, we provide examples of the effects of a one-for-twenty-eight reverse stock split should the Board decide on a 1-for-28 ratio. If approved, the Board will have discretion to select any ratio of up to one-for-twenty eight.

Corporate Matters. The Reverse Split would have the following effects based upon the number of shares of Common Stock outstanding as of the Record Date:

●	in a one-for-twenty-eight reverse stock split, every 28 of our Old Shares owned by a stockholder would be exchanged for one New Share; and

●	the number of shares of our Common Stock issued and outstanding will be reduced from [ ] shares of Common Stock to [ ] shares of Common Stock.

The Reverse Split will be effected simultaneously for all of our outstanding shares of Common Stock and the exchange ratio will be the same for all of our outstanding shares Common Stock. The Reverse Split will affect all of our Common Stock stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Split results in any of our stockholders owning a fractional share. Common Stock issued pursuant to the Reverse Split will remain fully paid and non-assessable.

Fractional Shares. No scrip or fractional shares will be issued in connection with the Reverse Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the reverse stock split ratio, will be entitled, to a number of shares of New Shares rounded up to the nearest whole number. The ownership of a fractional interest will not give the stockholder any voting, dividend, or other rights except to have his or her fractional interest rounded up to the nearest whole number when the New Shares are issued.

Authorized Shares. The Company is presently authorized under its Articles of Incorporation to issue 100,000,000 shares, consisting of (i) 90,000,000 shares of Common Stock, (ii) 10,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”). A reverse stock split will not have any effect on the Company’s authorized capital or number of shares that will be available for issuance after a reverse stock split. The issuance in the future of additional shares of our Common Stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights of the currently outstanding shares of our Common Stock. Authorized but unissued shares will be available for issuance, and we may issue such shares in future financings or otherwise. If we issue additional shares, the ownership interest of holders of our Common Stock would be diluted. Also, the issued shares may have rights, preferences, or privileges senior to those of our Common Stock.

Outstanding Derivative Securities. A reverse stock split will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the exercise, vesting or conversion of the following outstanding derivative securities issued by us, in accordance with the split ratio (all figures are as of the Record Date and are on a pre-Reverse Stock Split basis), including:

●	[545,182] and [4,436,175] options and warrants, respectively of the Company outstanding

The adjustments to the above securities, as required by a reverse stock split and in accordance with the split ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise or conversion, immediately following a reverse stock split as was the case immediately preceding the reverse stock split.

Accounting Matters. The Reverse Split will not affect the par value of our Common Stock. As a result, on the effective date of the Reverse Split, the stated capital on our balance sheet attributable to our Common Stock will be reduced in proportion to the Reverse Split ratio (that is, in a one-for-twenty-eight reverse stock split, the stated capital attributable to our Common Stock will be reduced to one fiftieth of its existing amount) and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will also be increased because there will be fewer shares of our Common Stock outstanding.

Potential Anti-Takeover Effect. Although the issuance of additional shares of Common Stock could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Split was not proposed in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar actions having an anti-takeover effect to our Board of Directors and stockholders. Other than the Reverse Split Proposal, our Board of Directors does not currently contemplate recommending the adoption of any other corporate action that could be construed to affect the ability of third parties to take over or change control of the Company.

The number of shares held by each individual stockholder will be reduced if a reverse stock split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 50 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, a reverse stock split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their shares.

The Company is subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split(s) will not affect the registration of the Common Stock under the Exchange Act. If a proposed reverse stock split is implemented, our Common Stock will continue to be reported on The Nasdaq Capital Market under the ticker symbol “ABVC,” subject to compliance with applicable listing standards. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Book Entry Shares. If the Reverse Stock Split is effected, stockholders, either as direct or beneficial owners, will have their holdings electronically adjusted by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding Common Stock in street name. However, these banks, brokers, custodians, or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares. If a stockholder holds shares of Common Stock with a bank, broker, custodian, or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian, or other nominee. We do not issue physical certificates to stockholders.

No Appraisal Rights. Under the Nevada Business Corporation Act, our stockholders are not entitled to dissenters’ rights or appraisal rights with respect to the Reverse Stock Split described in the Reverse Stock Split Proposal, and we will not independently provide our stockholders with any such rights.

Procedure for Effecting a Reverse Split

A reverse stock split will be accomplished by amending the Company’s Articles of Incorporation to include a paragraph in substantially the same form as follows:

“As of [    ], (the “Effective Time”), each [    ] shares of Common Stock either issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. All shares of Common Stock (including fractions thereof) issuable upon the Reverse Stock Split to a given holder shall be aggregated for purposes of determining whether the Reverse Stock Split would result in the issuance of a fractional share. If, after the aforementioned aggregation, the Reverse Stock Split would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any such fractional share, round up to the nearest whole number of shares in order to bring the number of shares held by such holder up to the next whole number of shares of Common Stock. No certificates representing fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split. Each book entry that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”) shall thereafter represent the number of shares of Common Stock, as applicable into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”

A copy of the form of Articles of Amendment of the Articles of Incorporation of the Company (“Amendment”) is attached hereto as Annex B.

Any reverse stock split will become effective at such future date as determined by the Board of Directors, as evidenced by the filing of an Amendment with the Secretary of State of the State of Nevada (which we refer to as the “Effective Time”), but in no event later than June 3, 2026. Beginning at the Effective Time, each book entry representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

As soon as practicable after the Effective Time, stockholders will be notified that a reverse stock split has been effected. Since all shares of Common Stock are held in book entry, once the reverse split is effective, our transfer agent will process the exchange automatically and book entry statements will be mailed to Common Stock shareholders showing the new amount of shares of Common Stock they own.

After the effective date of a reverse stock split, the CUSIP number for our Common Stock will change.

Material U.S. Federal Income Tax Consequences of the Reverse Split

The following is a discussion of certain material U.S. federal income tax consequences of a reverse stock split that are applicable to U.S. holders (as defined below) of the Company’s Common Stock, but does not purport to be a complete analysis of all potential tax effects. This summary is based upon current provisions of the Internal Revenue Code (the “Code”), existing treasury regulations, judicial decisions, and published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”), all in effect as of the date hereof and all of which are subject to differing interpretations or change. Any such change or differing interpretation, which may be retroactive, could alter the tax consequences to the Company’s stockholders as described in this summary.

This discussion does not address all U.S. federal income tax consequences relevant to the Company’s stockholder. In addition, it does not address consequences relevant to the Company’s stockholders that are subject to particular U.S. or non-U.S. tax rules, including, without limitation to the Company’s stockholders that are:

●	persons who do not hold their Common Stock as a “capital asset” within the meaning of Section 1221 of the Code;

●	brokers, dealers, or traders in securities; banks; insurance companies; other financial institutions; mutual funds;

●	real estate investment trusts; regulated investment companies; tax-exempt organizations or governmental organizations;

●	pass-through entities such as partnerships, S corporations, disregarded entities for federal income tax purposes and limited liability companies (and investors therein);

●	persons who are not U.S. holders (as defined below);

●	stockholders who are subject to the alternative minimum tax provisions of the Code;

●	persons who hold their shares as part of a hedge, wash sale, synthetic security, conversion transaction, or other integrated transaction;

●	persons that have a functional currency other than the U.S. dollar; traders in securities who elect to apply a mark-to-market method of accounting;

●	persons who hold shares of the Company’s Common Stock that may constitute “qualified small business stock” under Section 1202 of the Code or as “Section 1244 stock” for purposes of Section 1244 of the Code;

●	persons who elect to apply the provisions of Section 1400Z-2 to any gains realized in the Reverse Split;

●	persons who acquired their shares of the Company’s Common Stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code;

●	persons subject to special tax accounting rules as a result of any item of gross income with respect to the Company’s Common Stock being taken into account in an “applicable financial statement” (as defined in the Code);

●	persons deemed to sell the Company’s Common Stock under the constructive sale provisions of the Code;

●	persons who acquired their shares of stock pursuant to the exercise of options or otherwise as compensation or through a tax-qualified retirement plan or through the exercise of a warrant or conversion rights under convertible instruments; and

●	certain expatriates or former citizens or long-term residents of the United States.

The Company’s stockholders subject to particular U.S. or non-U.S. tax rules that are described in this paragraph are urged to consult their own tax advisors regarding the consequences to them of the Reverse Split.

If an entity that is treated as a partnership for U.S. federal income tax purposes holds the Company’s Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partnership or a partner of a partnership holding the Company’s capital stock or any other person not addressed by this discussion, you should consult your tax advisors regarding the tax consequences of the Reverse Split.

In addition, the following discussion does not address: (a) the tax consequences of transactions effectuated before, after or at the same time as the Reverse Split, whether or not they are in connection with the Reverse Split; (b) any U.S. federal non-income tax consequences of the Reverse Split, including estate, gift or other tax consequences; (c) any state, local or non-U.S. tax consequences of the Reverse Split; or (d) the Medicare contribution tax on net investment income. No ruling from the IRS or opinion of counsel, has been or will be requested in connection with the Reverse Split. The Company’s stockholders should be aware that the IRS could adopt a position which could be sustained by a court contrary to that set forth in this discussion.

Definition of “U.S. Holder”

For purposes of this discussion, a “U.S. holder” is a beneficial owner of the Company’s Common Stock that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation or any other entity taxable as a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

●	a trust if either (i) a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) are authorized or have the authority to control all substantial decisions of such trust, or (ii) the trust was in existence on August 20, 1996 and has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes; or

●	an estate, the income of which is subject to U.S. federal income tax regardless of its source.

Tax Consequences of a Reverse Stock Split

A reverse stock split should constitute a “recapitalization” for U.S. federal income tax purposes within the meaning of Section 368(a) of the Code. As a result, a U.S. holder generally should not recognize gain or loss upon the Reverse Split, except with respect to cash received in lieu of a fractional share of the Company’s Common Stock (which fractional share will be treated as received and then exchanged for such cash). A U.S. holder’s aggregate tax basis in the shares of the Company’s Common Stock received pursuant to the Reverse Split should equal the aggregate tax basis of the shares of the Company’s Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of the Company’s Common Stock), and such U.S. holder’s holding period in the shares of the Company’s Common Stock received should include the holding period in the shares of the Company’s Common Stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of the Company’s Common Stock surrendered to the shares of the Company’s Common Stock received in a recapitalization pursuant to the Reverse Split. U.S. holders of shares of the Company’s Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. holder that receives cash in lieu of a fractional share of the Common Stock pursuant to the Reverse Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis in the shares of the Common Stock surrendered that is allocated to such fractional share of the Common Stock. Any such gain or loss generally will be long-term capital gain or loss if, as of the effective time of the Reverse Split, the U.S. holder’s holding period for such fractional share exceeds one year. Long-term capital gains of certain non-corporate taxpayers, including individuals, are generally taxed at preferential rates. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding

Payments of cash made in lieu of a fractional share of the Company’s Common Stock may, under certain circumstances, be subject to information reporting and backup withholding. Backup withholding will not apply, however, to a U.S. holder who (i) furnishes a correct taxpayer identification number and certifies the holder is not subject to backup withholding on IRS Form W-9 or a substantially similar form, or (ii) certifies the holder is otherwise exempt from backup withholding. If a U.S. holder does not provide a correct taxpayer identification number on IRS Form W-9 or other proper certification, the stockholder may be subject to penalties imposed by the IRS. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the federal income tax liability of a U.S. holder of the Company’s capital stock, if any, provided the required information is timely furnished to the IRS. The Company’s stockholders should consult their tax advisors regarding their qualification for an exemption from backup withholding, the procedures for obtaining such an exemption, and in the event backup withholding is applied, to determine if any tax credit, tax refund or other tax benefit may be obtained.

Because of the complexity of the tax laws and because the tax consequences to the Company or to any particular stockholder may be affected by matters not discussed herein, stockholders are urged to consult their own tax advisors as to the specific tax consequences to them in connection with the Reverse Split, including tax reporting requirements, the applicability and effect of foreign, U.S. federal, state and local and other applicable tax laws and the effect of any proposed changes in the tax laws.

Vote Required

Proposal No. 5 will be approved if the votes case favoring the proposal exceed the votes cast opposing the proposal.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the Reverse Split.

OTHER MATTERS

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

OTHER INFORMATION

Electronic Delivery Of Future Shareholder Communications

Registered shareholders can further save the Company expense by consenting to receive all future proxy statements, forms of proxy and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please access the website www.proxyvote.com when transmitting your voting instructions and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. Your choice will remain in effect unless and until you revoke it.

To revoke your decision to receive or access shareholder communications electronically, access the website www.proxyvote.com, enter your current PIN, select “Cancel my Enrollment” and click on the Submit button. After submitting your entry, the Cancel Enrollment Confirmation screen will be displayed. This screen will show your current Enrollment Number. To confirm your enrollment cancellation, click on the Submit button. Otherwise, click on the Back button to return to the Enrollment Maintenance screen. After submitting your entry, the Cancel Enrollment Complete screen will be displayed. This screen will indicate that your enrollment has been cancelled. You may be asked to complete a brief survey to help us understand why you opted out of electronic delivery. You will be sent an e-mail message confirming the cancellation of your enrollment. No further electronic communications will be conducted for your account and your Enrollment Number will be marked as “Inactive.” You may at any time reactivate your enrollment. You will be responsible for any fees or charges that you would typically pay for access to the Internet.

Deadline for Submission of Shareholder Proposals for 2026 Annual Meeting of Shareholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the Shareholders at our 2026 Annual Meeting of Shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices 44370 Old Warm Springs Blvd., Fremont, CA 94538, Attention: Chief Executive Officer, not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting and (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation.

If we are not notified of a Shareholder proposal a reasonable time prior to the time we send our proxy statement for our 2026 annual meeting, then our Board will have discretionary authority to vote on the Shareholder proposal, even though the Shareholder proposal is not discussed in the proxy statement. In order to curtail any controversy as to the date on which a Shareholder proposal was received by us, it is suggested that Shareholder proposals be submitted by certified mail, return receipt requested, and be addressed to ABVC BioPharma, Inc., 44370 Old Warm Springs Blvd., Fremont, CA 94538 Attention: Chief Executive Officer. Notwithstanding, the foregoing shall not effectuate any rights of Shareholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 under the Exchange Act nor grant any Shareholder a right to have any nominee included in our proxy statement.

Proxy Solicitation

The solicitation of proxies is made on behalf of the Board and we will bear the cost of soliciting proxies. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, Shareholders or their representatives by our directors, officers and other employees who will receive no additional compensation therefor. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail, facsimile or email from record and beneficial holders of shares for the Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses.

We request persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

Annual Report

The Annual Report is being sent with this Proxy Statement to each Shareholder and is available at www.proxyvote.com as well as on the SEC’s website at www.sec.gov. The Annual Report contains our audited financial statements for the fiscal year ended December 31, 2024. The Annual Report, however, is not to be regarded as part of the proxy soliciting material.

Delivery of Proxy Materials to Households

Only one copy of this proxy statement and one copy of our Annual Report are being delivered to multiple registered Shareholders who share an address unless we have received contrary instructions from one or more of the Shareholders. A separate form of proxy and a separate notice of the Meeting are being included for each account at the shared address. Registered Shareholders who share an address and would like to receive a separate copy of our Annual Report and/or a separate copy of this proxy statement, or have questions regarding the householding process, may contact the Company’s transfer agent: Vstock Transfer, LLC, by calling (212) 828-8436, or by forwarding a written request addressed to Vstock Transfer, LLC, 18 Lafayette Place, Woodmere, NY 11598. Promptly upon request, a separate copy of our Annual Report on Form 10-K, and/or a separate copy of this proxy Statement will be sent. By contacting Vstock Transfer, LLC, registered Shareholders sharing an address can also (i) notify the Company that the registered Shareholders wish to receive separate annual reports or quarterly reports to Shareholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports or quarterly reports to Shareholders and proxy statements in the future if registered Shareholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple Shareholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of our Common Stock, you may have received householding information from your broker, brokerage firm, broker/dealer, bank or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement, Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

Where You Can Find Additional Information

Accompanying this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. Such Report constitutes the Company’s Annual Report to its Shareholders for purposes of Rule 14a-3 under the Exchange Act. Such Report includes the Company’s audited financial statements for the 2024 fiscal year and certain other financial information, which is incorporated by reference herein. The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Shareholders who have questions in regard to any aspect of the matters discussed in this proxy statement should contact Yvonne Chen at info@ambrivis.com.

Annex A

Form of Proxy Card

ABVC BIOPHARMA, INC.

June 3, 2025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 10:00 a.m. EST on June 3, 2025
(Record Date — April 28, 2025)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Uttam Patil, as proxy of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote all the shares of stock of ABVC BioPharma, Inc. which the undersigned is entitled to vote, as specified below on this card, at the Annual Meeting of Shareholders of ABVC BioPharma, Inc. to be held virtually on Zoom on June 3, 2025, at 10:00 a.m. EST, and at any adjournment or postponement thereof.

To attend the virtual Meeting via Zoom, go to: https://us06web.zoom.us/j/83847698134

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR EACH OF THE PROPOSALS. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL”
OF PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4 AND 5.

PLEASE SIGN, DATE AND RETURN PROMPTLY, BEFORE 11:59 P.M. EST ON JUNE 2, 2025, IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL 1: To re-elect the nominees listed in the Proxy Statement to the Company’s Board of Directors.

NOMINEES:

Eugene Jiang	01 ☐
Dr. T.S. Jiang	02 ☐
Dr. Tsang Ming Jiang	03 ☐
Norimi Sakamoto	04 ☐
Yen-Hsin Chou	05 ☐
Dr. Chang-Jen Jiang	06 ☐
Hsin-Hui Miao	07 ☐
Yoshinobu Odaira	08 ☐
Che-Wei Hsu	09 ☐
Shuling Jiang	10 ☐
Yu-Min (Francis) Chung	11 ☐

For All	Withhold All	For All Except
O	O	O

Annex A-1

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here:

PROPOSAL 2: To ratify the selection of Simon & Edward, LLP as the Company’s independent registered public accounting firm for year ending December 31, 2025.

For	Against	Abstain
O	O	O

PROPOSAL 3: To approve of the issuance of shares of our common stock, including upon the exercise of warrants as consideration for land owned by a related party, which amount may be in an amount equal to or in excess of 20% of our common stock outstanding immediately prior to the issuance of such shares (the “Land Proposal”).

For	Against	Abstain
O	O	O

PROPOSAL 4: To approve of an increase in the number of shares authorized for issuance under the Company’s stock option plan.

For	Against	Abstain
O	O	O

PROPOSAL 5: To approve granting the Board the authority to effect one or more reverse splits of the Company’s issued and outstanding Common Stock by a ratio of up to one-for-twenty eight, at any time or from time to time, prior to June 3, 2026, with the exact timing and amount of each split to be determined by the Board in its sole discretion and file a Certificate of Amendment to the Company’s Articles of Incorporation regarding same (the “Reverse Split Proposal”).

For	Against	Abstain
O	O	O

Please indicate if you intend to attend this meeting ☐ YES ☐ NO

Signature of Shareholder:
Date:
Name shares held in (Please print):	Account Number (if any):
No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Annex A-2

Annex B

ARTICLES OF AMENDMENT

ABVC BIOPHARMA, INC.

1. This Article of Amendment (the “Article of Amendment”) amends the provisions of the Corporation’s Articles of Incorporation filed with the Secretary of State in November 2001 (the “Certificate of Incorporation”).

2. That the Board of Directors of the Corporation duly adopted resolutions through a unanimous written consent setting forth the following amendment (the “Amendment”) of the Articles of Incorporation of the Corporation, declaring said Amendment to be advisable and calling a meeting of the stockholders of said Corporation for consideration thereof.

3. That thereafter, pursuant to a resolution of its Board of Directors, a special meeting of the stockholders of said Corporation was duly called and held upon notice in accordance with Section 78.310 of Nevada’s Revised Statutes at which meeting the necessary number of shares as required by statute were voted in favor of this Amendment.

4. That the Articles of Incorporation of this Corporation be amended by adding the following paragraph to ARTICLE IV “Authorized Capital”:

“As of [   ]1, (the “Effective Time”), each [   ]2 shares of Common Stock either issued and outstanding or held by the Corporation as treasury stock shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. All shares of Common Stock (including fractions thereof) issuable upon the Reverse Stock Split to a given holder shall be aggregated for purposes of determining whether the Reverse Stock Split would result in the issuance of a fractional share. If, after the aforementioned aggregation, the Reverse Stock Split would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any such fractional share, round up to the nearest whole number of shares in order to bring the number of shares held by such holder up to the next whole number of shares of Common Stock. No certificates representing fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”) shall thereafter represent the number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”

[1]	Any date prior to June 3, 2026.
[2]	The whole number of the final ratio of not more than one-for-twenty-eight decided on by the Board, in its sole discretion.

[Remainder of the Page Intentionally Left Blank]

Annex B-1

[Annual Report on Form 10-K for the year ended December 31, 2024 to be included with DEF14A ]